UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K
                                  ------------
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  May 29, 2003
                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

        Utah                                               87-0500306
(State or other jurisdiction of                   (IRS Employer Identification
     incorporation)                                          Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable

Item 9.  Regulation FD Disclosure

On May 28, 2003, USANA Health Sciences, Inc. announced to distributors the definitive date of the company's opening in Korea. On May 29, 2003, the company issued a press release to disclose that it would open its Korean operations on July 14, 2003, consistent with the company's earlier statements that the opening would occur during the third quarter of fiscal year 2003. A copy of the press release is furnished herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    USANA HEALTH SCIENCES, INC.




                                    By:  /s/ Gilbert A. Fuller
                                       ----------------------------------------
                                    Gilbert A. Fuller, Chief Financial Officer

Date: June 2, 2003